Corporate Presentation
September 2010
NASDAQ: CFSG

NASDAQ: CFSG

Safe Harbor Statement
Certain statements in this presentation are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual
results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the Companies periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC. The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

NASDAQ: CFSG

Company Overview
Business	China’s #1 Brand and Market Leader for Industrial Fire Protection
Organization	Founded in 1995 and headquartered in Beijing, about 430 employees, 30 sales offices nationwide, 2 large manufacturing plants, 119 patents effective and 24 patents pending
Customers
Tier-1 Customers - Chinese top iron & steel producers;
Power plants, including thermal, hydro, nuclear and transmission;
Subway and other transportation customers;
Petrochemical customers; and
International customers

Capital Structure	NASDAQ: CFSG Price (08/09/10): $8.26 52-Week Range: $7.84 - $21.72 Shares Out.: 27.6 million Trading Vol (Three Month Avg.): 175,152 Market Cap: $235 million
Financials	2010 E: Revenue $118-125 million (45%-54% Y/Y) Net Income $34-36 million (39%-47% Y/Y) 2009 A: Revenue $81 million; Net Income $24 million

NASDAQ: CFSG

Strong Demand from High-end Customers
Market Leader with Sustainable Advantages
• New mandatory fire standards
• Growing needs for retrofitting solutions and services
• Continued spending and consolidation by core Tier-1 customers
• Ample expansion opportunities into new markets
• Technical and innovation leadership - proprietary products with UL Certifications
• #1 brand with nationwide distribution
• Locked-in customer base
Robust Business Model with High Visibility
• Scalable total solution provider
• Solid profit margins
• Large backlog
Consistent Performance and Proven Leadership
• Attractive profit margins with solid balance sheet
• Expert management team
Investment Highlights

NASDAQ: CFSG

Strong Demand
Significant Drivers Include:
New mandatory fire standards
• A major amendment of the Fire Prevention Law issued on May 1st, 2009 requires all fire protection products to comply with the national standards
• Code of Design for Fire Protection and Prevention for Iron & Steel Metallurgy Enterprises and
  Amendment in Fire Services Law emphasized the owner’s liability and the government’s supervision
• Nearly 80% of steel plants not fully compliant with new mandatory fire safety requirements
China’s unabated industrialization
• Economic growth in China should generate growth in demand for infrastructure investments
• China expects 8% GDP growth in 2010 and is poised to become world’s second largest economy*
• Government’s continued investments into steel-consuming infrastructure construction projects
* Reuters and Wall Street Journal

NASDAQ: CFSG

Strong Demand (cont.)
CFSG’s Tier-1 customers have stronger financial resources and continue to spend on modernizing facilities, requiring new fire protection systems.
CFSG’s leading total solution approach and higher economies of scale provides comprehensive retrofitting services and solutions for most existing plants to be compliant with the new fire codes in their respective industries.
CFSG’s superior product offering at favorable price continues to gain additional market share from fragmented, smaller competitors.
CFSG’s strong track record and integrated products are preferred by high-end customers and well equip CFSG to capitalize on the industry’s continued consolidation.
Furthermore, demand for CFSG’s leading
solutions continues to outpace the industry’s,
driven by:

NASDAQ: CFSG

Industry	Estimated Annual Market Value of Fire Systems ($ M)	Estimated CFSG Market Share (%)
Iron and steel	300	>20%
Power	200	3-5%
Petrochemicals	200	3-5%
Transportation (tunnels, subways)	200	<3%
Nuclear power	40	30%
Public infrastructure	200	<3%
Other (metals, manufacturing, marine)	400	<3%
Total	1,500	ca. 7%
Source: Company Information, Estimated in 2009
Large Addressable Market for CFSG

NASDAQ: CFSG

Large Addressable Retrofitting Market for CFSG
- Retrofitting iron & steel plants utilizes China Fire’s same core competence, core products, and core technologies as in building new iron & steel plants.

- New safety regulations for China’s iron and steel industry require significant increase in safety spending;
- With a total annual output of 300 million tons from the major iron and steel companies and strong support from the government, China’s massive iron and steel industry will likely accelerate retrofitting outdated fire safety systems.
A core market for CFSG, retrofitting iron and steel plants in China could exceed $2 billion*
*Based on the company’s estimation

CFS China Fire & Security Group, Inc.

工业消防安全网络监控系统
Network Supervisor Control for Industrial Fire Safety

NASDAQ: CFSG

Market Leader
Fire Detectors
Fire System Controllers
Fire Extinguishers
End-to-end Solutions
CFSG is ranked #1 in “System Contracting Enterprises” by the China Fire Protection
Association

NASDAQ: CFSG

Market Leader
Largest manufacturer of industrial fire protection products in China
Total 200,000 sq. ft. manufacturing facilities located in Beijing and Tianjin
Annual production capacity of 6 million meters (approximately 20 million feet) of linear heat detectors
Currently only 35% capacity utilization—ample headroom for additional growth
Large Manufacturing Capability

NASDAQ: CFSG

Market Leader
•   Experienced advisors, including the former Chief of the
     Fire Prevention Bureau
•   Chief Editor for “Design of Fire Prevention Standards for
     Metallurgy, Iron and Steel Enterprises”
•   Editorial member for the “Linear Type Heat Detectors”
•   Editorial member for the “Standardization for Fire Prevention Designs in Thermal Power Generating Plants and Transformer Stations”
•   Major participating units for the provincial fire safety standard in the
     Liaoning, Hubei, Shan Xi, and Guang Dong
CFSG has continued to strengthen its position as a leader in the development of
China’s national fire safety standards.
Technical and Innovation Leadership
•   119 patents and 24 patents pending
•   A well-educated R&D team of 33 persons
•   Two “Best of Class” industrial testing facilities
Strong capability in R&D with core technology innovation
Industry standard setter

NASDAQ: CFSG

Sustainable Advantages
Industrial fire safety systems demand greater technical specialization, as compared to general residential and commercial fire safety systems.
Designers must consider complex technologies, safety factors, and unique fire hazard risks
Must address environmental challenges -- humidity, dust, and electro-magnetic interference
Large industrial customers require “end-to-end” turnkey solutions and services
High Technical Barrier
 Typical industrial fire prevention and fighting system contract
Identifying
target projects
Project tendering and
Contract signing
Specialized fire
facilities design
Business contact
and technical service
for target customers
Risk analysis of fire hazard
Technical solution of fire safety system
Testing on fire hazard
Fire detection system
Fire extinguishing system
Fire alarm control system
Maintenance
System integration
(including purchasing of
peripheral products)
Product Manufacture
Quality Control
Installation and
management

CFS China Fire & Security Group, Inc.

首安
SURELAND

NASDAQ: CFSG

Sustainable Advantages
CFSG is ranked #1 twice in "Top Ten Chinese Fire Protection Brands“ by HC360.com,
the largest commercial website in China's fire protection industry
China’s #1 Indigenous Brand

CFS China Fire & Security Group, Inc.

Liaoning
Beijing
Taiyuan
Nanjing
Wuhan
Hunan
Zhejiang
Chongqing
Changsha

NASDAQ: CFSG

Sustainable Advantages
Shanghai
Ningbo
Guangdong
Jiangsu
Hube
i
Jiangxi
Anhui
Shandong
Hebei
Shanxi
Inner Mongolia
Shanxi
XinJiang
Xiquan
Guizhou
Yunnan
Kunming
Urumqi
Chengdu
Guiyang
Jiayuguan
Anshan
Baotou
Guangzhou
Headquarters
Office/ Branches
Customers
Gansu
Heilongjiang
Heilongjiang
Nanchang
Broad customer
       base which spans
       over 20 provinces
       in the PRC
30 branches and
        offices
        throughout PRC
Excellent
       relationships with
       outside partners
Nationwide Sales Network

NASDAQ: CFSG

Sustainable Advantages
Client Name	Cumulative Contract Value*
Wuhan Iron and Steel Company	$121.6 M
Anshan Iron and Steel Company	$40.6 M
Capital Iron and Steel Company	$31.0 M
Ma An Shan Iron and Steel Company	$18.9 M
Datang Power	$16.2 M
PetroChina	$12.2 M
Jiuquan Iron and Steel Company	$11.6 M
Changjiang Sanxia (“Three Gorges”)	$6.9 M
Sichuan Dongfang Electric	$4.3 M
Huadian Corporation	$2.6 M
 Expensive switching costs after initial installation
 Recurring maintenance revenue
 High repeat revenue opportunities
Locked-in Customer Base
* As of Jun 30, 2010
* As of Jun 30, 2010

CFS China Fire & Security Group, Inc.

Total Solutions
Product Sales
Maintenance Services
19%
4%
77%

NASDAQ: CFSG

Robust Business Model
Revenue breakdown*
* Results of 1H10
Scalable Total Solution Provider

NASDAQ: CFSG

High Visibility in Revenue
* Definition of Backlog: the amount of the awarded contract values that have not been recognized as revenue yet.
* Definition of Backlog: the amount of the awarded contract values that have not been recognized as revenue yet.
	By the end of FY 2007	By the end of FY 2008	By the end of FY 2009	As of Feb 08, 2010	As of Jun 30, 2010
Backlog *	$62 M	$72 M	$62M	$154 M	$145 M

CFS China Fire & Security Group, Inc.

Revenue ($ M)
CAGR = 45%
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
32
47
69
81
118-125
FY06
FY07
FY08
FY09
FY10 E

GAAP Net Income ($ M)
CAGR = 49%
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
7.0
15.6
24.7
24.4
34-36
FY06
FY07
FY08
FY09
FY10 E

NASDAQ: CFSG

Consistent Performance

NASDAQ: CFSG

Consistent Performance
Financial Performance
Note(1): Sureland Industrial, China Fire’s major operating subsidiary, began to pay 12.5% income tax starting from 2009.
Note(2): To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which excludes non-cash option and restricted stock expenses.Our non-GAAP measures are not meant to be considered in isolation or as a subsititute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepeared in accordance with GAAP.
Note(1): Sureland Industrial, China Fire’s major operating subsidiary, began to pay 12.5% income tax starting from 2009.
Note(2): To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which excludes non-cash option and restricted stock expenses.Our non-GAAP measures are not meant to be considered in isolation or as a subsititute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepeared in accordance with GAAP.
	2Q2010	2Q2009	YoY Growth	FY2009	FY2008	YoY Growth
Revenue	$22.8M	$22.7M	0.4%	$81.2M	$69.1M	18%
Gross Profit	$12.4M	$14.5M	(14.5%)	$47.1M	$39.5M	19%
Gross Margin	54.3%	61.9%		58.0%	57.2%
Operating Margin	30.5%	42.1%		34.0%	34.1%
GAAP NET INCOME	$6.3M	$8.3M	(24.0%)	$24.4M	$24.M	(1.2%)
GAAP DILUTED EPS	0.22	0.29		$0.86	$0.88	(1.5%)
NON GAAP NET INCOME	$7.4M	$8.6M	(14.1%)	$25.4M	$24.6M	2.6%
NON GAAP DILUTED EPS	0.26	0.30		$0.90	$0.89	2.3%

NASDAQ: CFSG

Consistent Performance
Solid Balance Sheet
	As of Jun 30, 2010	As of Dec 31, 2009
Cash and cash equivalents	$27.8M	$35.0M
Working Capital	$101.5M	$87.1M
Total Assets	$155.8M	$138.4M
Current Liabilities	$37.3M	$34.0M
Shareholders' Equity	$118.5M	$104.4M

CFS China Fire & Security Group, Inc.

	FY 2010 Guidance	YoY Growth
Revenue	$118-125 M	45%-54%
Net Income	$34-36 M	39%-47%
EPS	$1.20-$1.26	39%-47%

NASDAQ: CFSG

Consistent Performance
Financial Guidance

NASDAQ: CFSG

Proven Leadership
Weigang Li, Chairman, Co-Founder, General Manager of Sureland Industrial
 15+ years experience in project sales and sales management in fire protection industry
 Co-founded Sureland Industrial in 1995 and responsible for its overall operation
 Played the key role in winning a number of large, notable contracts since the Company’s inception
 Built China Fire’s strong sales force
 Completed an advanced business program at Tsinghua University
Brian Lin, CEO and Co-Founder
17+ years management skills, technical expertise and financial controls both in the US and China
Previously Worked at Nortel Networks and Motorola in the US and UTStarcom in China
Led the company since 2006 achieving 40%+ growth annually
Master’s Degree in Electrical Engineering from University of Toronto
CFSG’s management team has deep industry experience, knowledge, and relationships.
Expert Management Team

NASDAQ: CFSG

Proven Leadership
Tongzhou Qin, CFO and Deputy General Manager of Sureland
18+ years experience in accounting, finance and general management
Previously served as senior manager at Ernst & Young
Certified Public Accountant, Certified Public Valuer and Certified Tax Agent in the PRC
Bachelor Degree in Investment Economy Management from China’s Central University of Finance and
Economy
Weishe Zhang, Vice President
15+ years experience in fire protection industry with both technical and management positions
Served as a technical advisor helping the growth of Sureland Industrial since 1995
Inventor of dozens of international and domestic product and technology patents
Master’s Degree in Engineering from Beijing University of Aeronautics & Astronautics
Min Liu, Director of R&D
Has held various positions in Sureland since 2004
Has participated in writing over ten National Codes & Standards for Chinese fire protection industry
In charge of the R&D of numerous innovative products and fire protection solution projects
Ph.D. in Power Engineering & Engineering Thermophysics from Tsinghua University
CFSG’s management team has deep industry experience, knowledge, and relationships.
Expert Management Team

NASDAQ: CFSG

Solid Growth Strategies
 Continue to develop and capture opportunities in providing fire protection total solutions to high end customers in industrial and special purpose infrastructure industries
 Enhance proprietary product research and development,
 standardization, industrialization, and intellectual property protection in order to broaden product portfolio, improve profitability, help penetrate new verticals, and increase product sales through direct and independent third-party channels.
 Build a strong management platform to support accelerated business growth by improving corporate management capabilities
 Pursue strategic and opportunistic targets in Joint Venture, Merger and Acquisition to augment the Company’s strong organic growth strategy
Growth Strategy

CFS China Fire & Security Group, Inc.

Strong Demand from High-end Customers

Market Leader with Sustainable Advantages

Robust Business Model with High Visibility

Consistent Performance and Proven Leadership

NASDAQ: CFSG

Investment Summary

CFS China Fire & Security Group, Inc.

CFS 中国消防安全集团
纳斯达克上市公司
China Fire & Security Group,Inc.

首安
SURELAND

NASDAQ: CFSG

Amy Gao Investor Relations Tel: +86-10-8441-7400 Email: ir@chinafiresecurity.com www.chinafiresecurity.com	ICR, Inc. Michael Tieu , CFA Tel: +86-10-6599-7960 Email: michael.tieu@icrinc.com